UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2007
WILSON BANK HOLDING COMPANY
(Exact Name of Registrant as Specified in Charter)

Tennessee	000-20402	62-1497076
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

623 West Main Street
Lebanon, Tennessee	37087
(Address of Principal Executive Offices)	(Zip Code)
(615) 444-2265
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD.
     The Board of Directors of Wilson Bank Holding Company (the “Company”) has declared a four-for-three stock split in the form of a stock dividend pursuant to which each shareholder of record as of May 8, 2007 will receive on May 31, 2007 four shares of Company common stock for every three shares of Company common stock owned by the shareholder on May 8, 2007.
Item 8.01 Other Events.
     The Board of Directors of the Company has declared a four-for-three stock split in the form of a stock dividend pursuant to which each shareholder of record as of May 8, 2007 will receive on May 31, 2007 four shares of Company common stock for every three shares of Company common stock owned by the shareholder on May 8, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON BANK HOLDING COMPANY
By:	/s/ Randall Clemons
Randall Clemons
Chief Executive Officer

Date: May 8, 2007

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